UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2007
MGI PHARMA, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or Other Jurisdiction of Incorporation)	0-10736 (Commission File Number)	41-1364647 (IRS Employer Identification No.)
775 Shakopee Road, Suite 100
Bloomington, Minnesota 55437-3174
(Address of principal executive offices)
(952) 346-4700
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
The disclosure in Item 3.03 is incorporated in this Item 1.01 by reference.
Item 3.03. Material Modification to Rights of Security Holders.
On December 20, 2007, MGI PHARMA, INC. (the “Company”) entered into Amendment No. 2 to the Rights Agreement (the “Amendment”) between the Company and Wells Fargo Bank, N.A., as rights agent (“Wells Fargo”), which amended the Rights Agreement, dated as of July 14,1998, as amended by Amendment No. 1 on March 14, 2000, between the Company and Wells Fargo (as successor to Norwest Bank Minnesota, N.A.) (as amended, the “Rights Agreement”).
In connection with entering into the Amendment and the Agreement and Plan of Merger with Eisai Co., Ltd. and Jaguar Acquisition Corp. (the “Merger Agreement”), the Company’s Board of Directors determined to render the Rights Agreement inapplicable to the transactions contemplated by the Merger Agreement such that (i) neither of Eisai Co., Ltd. or Jaguar Acquisition Corp., or their affiliates would become an “Acquiring Person” (as defined in the Rights Agreement), (ii) no “Shares Acquisition Date” or “Distribution Date” (each, as defined in Section 1 of the Rights Agreement) would occur, and (iii) Section 13(e) of the Rights Agreement would not apply to the Merger (as defined in the Merger Agreement). In addition, the Amendment provides that the Rights (as defined in the Rights Agreement) will cease to be exercisable at or immediately prior to the Acceptance Time (as defined in the Merger Agreement), if the Rights have not previously expired.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated into this item by reference.
Item 8.01. Other Events.
On December 26, 2007, MGI PHARMA, INC. (the “Company” or “MGI PHARMA”) issued a press release announcing that the Company’s Senior Subordinated Convertible Notes due 2024 shall become convertible as a result of the Company entering into an Agreement and Plan of Merger, dated December 10, 2007, with Eisai Co., Ltd. and Jaguar Acquisition Corp.
A copy of the press release described above is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this item by reference.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Amendment No. 2 to Rights Agreement, effective as of December 20, 2007, between MGI PHARMA, INC. and Wells Fargo Bank, N.A.

99.1	Press Release of MGI PHARMA, INC., dated December 26, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MGI PHARMA, INC.
Dated: December 27, 2007	By:	/s/ Eric P. Loukas
Eric P. Loukas
Executive Vice President, Chief Operating Officer, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1	Amendment No. 2 to Rights Agreement, effective as of December 20, 2007, between MGI PHARMA, INC. and Wells Fargo Bank, N.A.

99.1	Press Release of MGI PHARMA, INC., dated December 26, 2007.